                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
Registrant Name                                     File No.
--------------------------------------------------------------------------------
FS Variable Separate Account                        033-85014 / 811-08810
                                                    333-101487 / 811-08810
                                                    333-45946 / 811-08810
                                                    333-102137 / 811-08810
                                                    333-128124 / 811-08810
                                                    333-143999 / 811-08810
--------------------------------------------------------------------------------
FS Variable Annuity Account One                     033-39888 / 811-06313
--------------------------------------------------------------------------------
FS Variable Annuity Account Two                     033-81470 / 811-08624
--------------------------------------------------------------------------------
FS Variable Annuity Account Five                    333-118218 / 811-08369
                                                    333-116026 / 811-08369
--------------------------------------------------------------------------------
FS Variable Annuity Account Nine                    333-118225 / 811-21230
--------------------------------------------------------------------------------

Signature                                                      Title                               Date
---------                                                      -----                               ----
/ S/ MERTON BERNARD AIDINOFF                                 Director                          June 8, 2006
---------------------------------------------
MERTON BERNARD AIDINOFF

/S/ CHARLES H. DANGELO
--------------------------------------------                 Director                         April 25, 2008
CHARLES H. DANGELO

/S/ JOHN QUINLAN DOYLE
---------------------------------------------         Director and President                   June 8, 2006
JOHN QUINLAN DOYLE

/s/ DAVID NEIL FIELDS
---------------------------------------------                Director                          June 8, 2006
DAVID NEIL FIELDS

/s/ KENNETH VINCENT HARKINS
---------------------------------------------                Director                          June 8, 2006
KENNETH VINCENT HARKINS

/s/ DAVID LAWRENCE HERZOG
---------------------------------------------                Director                          June 8, 2006
DAVID LAWRENCE HERZOG

/s/ ROBERT EDWARD LEWIS
---------------------------------------------                Director                          June 8, 2006
ROBERT EDWARD LEWIS

/s/  KRISTIAN PHILIP MOOR
--------------------------------------------          Director and Chairman                    June 8, 2006
KRISTIAN PHILIP MOOR

/S/ WIN JAY NEUGER
---------------------------------------------                Director                          June 8, 2006
WIN JAY NEUGER

/S/ ROBERT S. SCHIMEK
---------------------------------------------         Director, Senior Vice                    June 8, 2006
ROBERT S. SCHIMEK                                    President and Treasurer

/S/ NICHOLAS SHAW TYLER
---------------------------------------------                Director                          June 8, 2006
NICHOLAS SHAW TYLER

/S/ NICHOLAS CHARLES WALSH
---------------------------------------------                Director                          June 8, 2006
NICHOLAS CHARLES WALSH

/S/ MARK TIMOTHY WILLIS                                      Director                         April 25, 2008
---------------------------------------------
MARK TIMOTHY WILLIS